Income taxes	12 Months Ended
Dec. 31, 2010
Income taxes
Income taxes

12. Income taxes

Hallmark Cards will include the Company's 2010 taxable income in its 2010 consolidated federal tax return. Hallmark Cards has used approximately $738.6 million of the Company's tax losses since entering into the tax sharing agreement. The Company has recorded a reduction in its deferred tax asset from net operating loss carryforwards of $61.1 million related to the taxable income generated during the year ended December 31, 2010. The Company has recorded a net deferred tax asset of $547.4 million related to the cumulative losses generated. The entire amount of the Company's net deferred tax assets have been offset with a valuation allowance. During 2010, the valuation allowance decreased by $54.7 million primarily related to the use of net operating loss carryforwards, a change in the effective tax rate, and the difference between the book and tax basis of the new HC Crown debt as a result of the recapitalization. The Company may ultimately reverse the valuation allowance and record a tax benefit if it is determined to be more likely than not that the Company could realize the tax benefit if it were treated as a stand-alone taxpayer.

Historically, the Company has accounted for income taxes as if it were a separate taxpayer not included in the consolidated tax return of Hallmark Cards. Because of this, the provision and temporary differences, which are recorded as if the Company were a separate taxpayer may not exist on the consolidated tax return of Hallmark Cards. For tax purposes, the Recapitalization generated net cancellation of debt income which is estimated at approximately $147.0 million. Accordingly, the Company is expected to generate federal and state taxable income in 2010 for both regular tax and alternative minimum tax ("AMT") purposes. For regular tax purposes, this income will be fully offset by net operating loss carryforwards. However, for federal AMT purposes, loss carryforwards can be used against AMT income but are limited to 90% of that income. As a result, the Company has recorded an income tax expense of approximately $3.3 million for the estimated AMT in its consolidated statements of operations since the Company is not able to recognize an offsetting deferred tax benefit from the AMT credit carryforward because of its full valuation allowance on deferred tax assets.

However, as a result of being included in the consolidated tax return of Hallmark Cards, this AMT expense is not required to be paid to the Internal Revenue Service nor to Hallmark Cards under the tax sharing agreement. Accordingly, the Company has reduced the liability for the aforementioned AMT and credited paid-in capital. The net result for AMT calculated as if the Company is a separate taxpayer is a charge to the consolidated statements of operations and a corresponding credit to paid-in capital.

For state income tax purposes the Company also has a tax expense on a separate company stand-alone basis. Effective October 2010, California has suspended the use of tax loss carryforwards for 2010 and 2011. Additionally, the state of New York has an alternative minimum tax which allows only 90% of the tax loss carryforwards. There will be a state tax sharing payment to Hallmark Cards in 2011.

The stand-alone income taxes for the years ended December 31 are as follows:

	Years ended December 31,
(In thousands)	2009	2010

Continuing operations	$—	$8,810

Income tax provision	$—	$8,810

(In thousands)	Current	Deferred	Total

2010:
Federal	$3,304	$—	$3,304
State and local	5,506	—	5,506

Total	$8,810	$—	$8,810

2009:
Federal	$ —	$—	$—
State and local	—	—	—

Total	$ —	$—	$—

The following table reconciles the income tax provision at the U.S. statutory rate to the provision per the financial statements:

	Years ended December 31,
(In thousands)	2009	2010

Tax computed at 35%	$(8,204)	$11,512
State taxes, net	(874)	1,296
Other	554	(171)
Change in tax rate	—	22,055
Increase (decrease) in valuation allowance	8,524	(25,882)

Income tax provision	$—	$8,810

The components of Crown Media Holdings' stand-alone deferred tax assets and liabilities are comprised of the following:

	Years ended December 31,
(In thousands)	2009	2010

Deferred tax assets:
Bad debt reserve	$186	$52
Accrued compensation	1,656	1,898
Net operating loss	644,531	547,417
Depreciation	5,073	4,381
Sale of international business and film assets	6,072	5,529
Basis difference on HCC debt.	—	37,997
Audience deficiency unit reserve	6,970	8,944
Other	1,727	689
AMT credit	—	3,304
Valuation allowance	(664,912)	(610,211)

Total deferred tax assets	1,303	—
Deferred tax liabilities:
Program license fees	(485)	—
Other	(818)	—

Total deferred tax liabilities	(1,303)	—

Net deferred taxes	$—	$—

As of December 31, 2010, the Company's stand-alone cumulative federal net operating losses were approximately $1.4 billion, which would expire in 2022 through 2029 under the carryforward provisions provided by the tax code. Of this amount, approximately $692 million is federal net operating losses that have not yet been utilized by Hallmark Cards in its consolidated returns and will begin to expire in 2020 through 2023. The Company has apportioned state net operating losses of approximately $800 million which expire in 2011 through 2031.

Accounting for uncertainty in income taxes

An evaluation process is required under applicable accounting standards for all tax positions taken. If the probability for sustaining a tax position is at least more likely than not, then the tax position is warranted and recognition should be at the highest amount which is greater than 50% likely of being realized upon ultimate settlement. At December 31, 2009 and 2010, the total amount of unrecognized tax benefits for uncertain tax positions was $0. The Company recognized no increase or decrease in the amount of unrecognized tax benefits for uncertain tax positions.

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. At December 31, 2009 and 2010, we have no accrued interest related to uncertain tax positions.

By virtue of its inclusion in Hallmark Cards consolidated tax returns, the Company is subject to examination by the Internal Revenue Service for periods subsequent to March 10, 2003. Further, net operating loss carryforwards ("NOL's") are subject to examination in the year they are utilized regardless of whether the tax year in which they were generated has been closed by statute. The amount subject to disallowance is limited to the NOL utilized. Accordingly, the Company is subject to examination for NOL's generated prior to March 11, 2003 if and when such NOL's are utilized in future tax returns.

The Company has separate company nexus in Colorado and Georgia and has also been included in the combined state tax returns of Hallmark or HC Crown for California, Illinois, and New York. The state returns are generally subject to examination for years after 2005.